SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

CONNECTICUT WATER SERVICE, INC.

(Exact name of registrant as specified in its charter)

Connecticut	0-8084	06-0739839

(State or other	(Commission File Number)	(IRS
jurisdiction of		Employer
incorporation or organization)		Identification
Number)

93 West Main Street, Clinton, CT	06413-0562

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 669-8630

N/A

(Former name of former address, if changed since last report)

This is Page 1 of 6 pages
The Exhibit Index is on Page 3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

The following document is furnished as an Exhibit pursuant to Item 9 and Item 12 hereof:

Exhibit No.	Exhibit

99.1	Company Press Release regarding financial performance for the year ended December 31, 2003, dated February 11, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     See Item 12 below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 11, 2004, Connecticut Water Service, Inc. (the “Company”) issued a press release describing the Company’s earnings and financial results for the fiscal year ended December 31, 2003. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     All of the information furnished in this report and the accompanying Exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any Company filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.

Date: February 11, 2004	By:	/s/ David C. Benoit

Name: David C. Benoit
Title: Vice President – Finance, Treasurer
and CFO

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Company Press Release, dated February 11, 2004	4